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                                                                    EXHIBIT 99.2
                                                                    ------------

                       NOTICE OF GUARANTEED DELIVERY FOR
                           TENDER OF 15% SENIOR NOTES
                     DUE JULY 1, 2008 OF US XCHANGE, L.L.C.

                  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of US Xchange, L.L.C., a Michigan limited liability company (the "Company"), made pursuant to the Prospectus, dated ______, 1998
(the "Prospectus"), if certificates for the outstanding 15% Senior Notes due
July 1, 2008 of the Company (the "Private Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New
York (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. This Notice of Guaranteed Delivery may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. See "The Exchange
Offer-Procedures for Tendering" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Private Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or a manually signed facsimile thereof) must also be received by the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date.
Capitalized terms used herein but not defined herein have the respective meanings given to them in the Prospectus.

                                  Delivery To:

                      THE BANK OF NEW YORK, Exchange Agent
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

  By Mail                           By Overnight Courier or Hand:                    By Facsimile:
  The Bank of New York              The Bank of New York                            (212) 571-3080
  One Wall Street - 27              One Wall Street - 27
  New York, New York  10286         Corporate Trust & Agency Services Window        Confirm by Telephone
  Attention: Reorganization         New York, New York  10286                       (212) 815-2742
  Section                           Attention: Reorganization Section


                  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE OTHER THEN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

                  THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THe SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

         Ladies and Gentlemen:

                  Upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Private Notes set forth below, pursuant to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer-Guaranteed Delivery Procedures."
Principal Amount of Private Notes Tendered:*

$_________________________________________

Certificate Nos. (if available)

__________________________________________
                                            If Private Notes will be
                                            delivered by book-entry
                                            transfer to The Depository Trust
                                            Company, provide account number.
Total Principal Amount Represented by
Private Notes Certificate(s):

$__________________________________________ Account Number______________________
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*Must be in denominations of principal amount of $1,000 and any integral multiple thereof

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         AN AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE
THE DEATH OR INCAPACITY OF THE UNDERSIGNED, AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVeS, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
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                                PLEASE SIGN HERE

X____________________________________       _______________

X____________________________________       _______________
         Signature(s) of Owner(s)           Date
         or Authorized Signatory

         Area Code and Telephone Number:_____________________________________

         Must be signed by the holder(s) of Private Notes as their name(s) appear(s) on certificates for Private Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement of documents transmitted with this Notice of Guaranteed Delivery. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)
Name(s):      __________________________________________________________________
              __________________________________________________________________
              __________________________________________________________________
Capacity:     __________________________________________________________________
Address(es):  __________________________________________________________________

                                    GUARANTEE

         The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Private Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Private Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letter(s) of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

________________________________________          _____________________________
                  Name of Firm                        Authorized Signature
________________________________________          _____________________________
                  Address                                 Title

________________________________________          Name:________________________
                  Zip Code                            (Please Type or Print)

Area Code and Tel. No.__________________          Dated:_______________________

NOTE: DO NOT SEND CERTIFICATES FOR PRIVATE NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF PRIVATE NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.